Exhibit 10.7

FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: February 13, 2017

$ 0.40 WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK OF VERIFYME, INC.

THIS IS TO CERTIFY that, for value received, ______________________, its successors and assigns (the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, 5,000,000 shares of VerifyMe, Inc., a Nevada corporation (the “Company”) common stock, $0.001 par value per share (“Common Stock”), and to receive VerifyMe certificates for the Common Stock so purchased.  The exercise price of this Warrant is $0.40 per share, subject to adjustment as provided below (the “Exercise Price”).

16.          Exercise Period and Vesting.  This Warrant is vested and shall be exercisable at any time by the Holder beginning on the date listed above (the “Issuance Date”), and ending at 5:00 p.m., New York, New York time, on the date that is the fifth anniversary of the date of this Warrant (the “Exercise Period”).  This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

17.          Exercise of Warrant; Cashless Exercise.
(a)          Exercise.  This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period.  Such exercise shall be accomplished by tender to the Company of an amount equal to the Exercise Price multiplied by the number of underlying shares being purchased (the “Purchase Price”), by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, or by a cashless exercise as provided in Section 2(b).  As a condition of exercise, the Holder shall where applicable execute a customary investment letter and accredited investor questionnaire.  The Holder’s right to exercise this Warrant is subject to compliance with any applicable laws and rules including Section 5 of the Securities Act of 1933.

(b)          Cashless Exercise.  Provided, however, the Holder may exercise this Warrant by surrendering such number of shares of Common Stock received upon exercise of this Warrant with an aggregate Fair Market Value (as defined below) equal to the Purchase Price, as described in the following paragraph (a “Cashless Exercise”). If the Company does not have sufficient authorized Common Stock to permit partial or full exercise, the Holder may acquire one share of (or a fractional share at the option of the Holder or to the extent required).

If the Holder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Holder a certificate or certificates representing the number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A
Where:
X = the number of shares of Common Stock to be issued to the Holder;

Y = the portion of the Warrant (in number of shares of Common Stock) being exercised by the Holder (at the date of such calculation);

A = the Fair Market Value (as defined below) of one share of Common Stock; and

B = Exercise Price (as adjusted to the date of such calculation).
For purposes of this Warrant, Fair Market Value shall mean: (i) if the principal trading market for such securities is a national securities exchange, or the OTCQB (or a similar system then in use), the average of the last five reported sales prices on the principal market the last five trading days immediately prior to such Exercise Date (as defined in Section 2(c) below); or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market, the average of the high bid and low asked prices so reported for the trading day immediately prior to such Exercise Date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and asked prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by and reflected in a formal resolution of the board of directors of the Company.

(c)          Upon receipt of the Purchase Price in Section 2(a) or the shares of Common Stock in Section 2(b), together with presentation and surrender to the Company of this Warrant with an executed subscription form in substantially the form attached hereto as Exhibit A (the “Subscription”), the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below).  With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed Subscription and payment of the Purchase Price is received by the Company (the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.  Fractional shares of Common Stock will not be issued upon the exercise of this Warrant.  In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date.  In the event this Warrant is exercised in part, the Company shall issue a New Warrant (defined below) to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.  The Company acknowledges and agrees that this Warrant was issued on the Issuance Date.

18.          Transferability and Exchange.

(a)          This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to the Company that such transfer is not in violation of the Securities Act of 1933 (the “Securities Act”), and any applicable state securities laws.  Subject to the satisfaction of this condition, this Warrant and the underlying shares of Common Stock if not eligible to be sold under Rule 144 of the Securities Act shall be transferable from time to time by the Holders upon written notice to the Company.  If this Warrant is transferred, in whole or in part, the Company may request the transferee to sign an investment letter and shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer.  The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only a registered Holder may enforce the provisions of this Warrant against the Company.  A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

(b)          This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender (not to exceed the aggregate number of shares underlying this Warrant).

19.          Adjustments to Exercise Price and Number of Shares Subject to Warrant.  The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.  For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a)          In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to holders of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of the Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if such Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)          In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness or assets, or subscription rights or warrants, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on such record date, less the amount of cash so to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.  When determining Fair Market Value of the Company’s Common Stock, Fair Market Value shall mean: (i) if the principal trading market for such securities is a national securities exchange including The Nasdaq Stock Market, or the OTCQB (or a similar system then in use), the last reported sales price on the principal market the trading day immediately prior to such record date; or (ii) if subsection (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the OTC Markets, the average of the high bid and low ask prices so reported for the trading day immediately prior to such record date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Price shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company.

(c)          Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(d)          In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

(e)          If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (any a “Transaction”), lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder had exercised this Warrant immediately before the effective date of the Transaction.

(f)          In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.  No adjustment shall be required if the Company issues any Common Stock or Common Stock equivalents where the Common Stock is sold at, or the Common Stock equivalent is convertible into, exercisable for or exchangeable for,  a price, less than the Exercise Price.

20.          Registration Rights.

(a)          No Registration Under the Securities Act. Issuance of this Warrant has not been registered under the Securities Act.  When exercised, the stock certificates shall bear the following legend unless one year has elapsed since the date of issuance of this Warrant.

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act, or (ii) an opinion of counsel to the issuer of these securities that an exemption from registration under the Securities Act is available.”

21.          Reservation of Shares.  The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant.  The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

22.          Notices to Holder.  Upon any adjustment of the Exercise Price (or number of shares of Common Stock issuable upon the exercise of this Warrant) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment.  Such notice shall include the Exercise Price (and/or the number of shares of Common Stock issuable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based.  Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least 10 days prior to the earliest date therein specified.

23.          No Rights as a Shareholder.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, nor to any other rights whatsoever except the rights herein set forth. Provided, however, the Company shall not enter into any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets unless the Company shall have first provided the Holder with 20 days’ prior written notice.

24.          Additional Covenants of the Company.  For so long as the Common Stock is listed for trading or trades on any national securities exchange or is quoted on any over the counter market, the Company shall, upon issuance of any shares of Common Stock for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing or qualifications for trading or quotation of such shares to the extent required.

The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 for so long as and to the extent that such requirements apply to the Company.

The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the generality of the foregoing, the Company (a) shall comply with Section 6 of this Agreement and have available sufficient shares of Common Stock to be issued from time to time upon exercise of this Warrant except as provided in Section 6, (b) will not increase the par value of any shares of Common Stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

25.          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

26.          Notices.  The Company agrees to maintain a ledger of the ownership of this Warrant (the “Ledger”).  Any notice hereunder shall be given by Federal Express or other overnight delivery service for delivery on the next business day if to the Company, at its principal executive office and, if to the Holder, to his address shown in the Ledger of the Company; provided, however, that either the Company or the Holder may at any time on three days’ written notice to the other designate or substitute another address where notice is to be given.  Notice shall be deemed given and received after a Federal Express or other overnight delivery service is delivered to the carrier.

27.          Severability.  Every provision of this Warrant is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

28.          Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of choice of laws thereof.

29.          Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedies.

30.          Entire Agreement.  This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

VerifyMe, Inc.

By:
Norman Gardner, Chairman

Exhibit A
SUBSCRIPTION FORM

(To be Executed by the Holder to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby notifies the Company that it is exercising this warrant pursuant to:  [please check one]

________ Section 1 - Cash Exercise

________ Section 2 - Cashless Exercise

Section 1 - Cash Exercise. If Section 1 is selected above, please complete the following:

I am exercising my right to purchase all of the shares of Common Stock which I am entitled to purchase under this warrant. The number of shares of Common Stock is __________.

I am exercising my right to purchase ________ shares of Common Stock, and request that the Company deliver to me or as I shall designate below a new Warrant representing the right to purchase _______ shares of Common Stock.

I am making payment of the full exercise price for such shares at an Exercise Price per share of $_______ as provided for in such Warrant. The total exercise price payable is $___________. Such payment takes the form of (check applicable box or boxes):

___ $__________ in certified or official bank check payable to the order of the Company; or
___ $__________ by wire transfer of immediately available funds

Section 2 - Cashless Exercise. If Section 2 is selected above, please complete the following:

The current Fair Market Value of the shares of Common Stock, as defined in this Warrant, is $___________.

I am exercising my right to purchase ___________ shares of Common Stock, being the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

I am exercising my right to purchase _________ shares of Common Stock, and requesting that the Company deliver to me or as I shall request a new Warrant representing the right to purchase _______ shares of Common Stock.

Exhibit. A

Note - if a Holder choosing to use the Cashless Exercise option provided for in Section 2 of this Warrant is using a combination of cash and cashless means to make payment of the Warrant Exercise Price payable by such Holder, such Holder shall attach a separate schedule which provides such Holder’s calculation of the amount of cash being paid, and the number of shares of Common Stock being delivered as payment.  Any such cash component takes form of (check applicable box or boxes):

___ $__________ in certified or official bank check payable to the order of the Company; or
___ $__________ by wire transfer of immediately available funds

I request that a certificate for the Common Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.  If the Common Stock is not all of the shares purchasable pursuant to the Warrant, I request that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to me at the address stated below.

In connection with the issuance of the Common Stock, if the Common Stock may not be immediately publicly sold, I hereby represent to the Company that I am acquiring the Common Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933 (the “Securities Act”).

I am______ am not ______ [please initial one] an accredited investor for at least one of the reasons on Exhibit A-1 to the Warrant.  If the SEC has amended the rule defining the definition of accredited investor, I acknowledge that as a condition to exercise the Warrant, the Company may request updated information regarding the Holder’s status as an accredited investor.  My exercise of the Warrant shall be in compliance with the applicable exemptions under the Securities Act and applicable state law

I understand that if at this time the Common Stock has not been registered under the Securities Act, I must hold such Common Stock indefinitely unless the Common Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification.  I shall make no transfer or disposition of the Common Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition.  I agree that each certificate representing the Common Stock delivered to me shall bear substantially the same as set forth on the front page of the Warrant.

I further agree that the Company may place stop transfer orders with its transfer agent same effect as the above legend.  The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company of an opinion of counsel to the Company to the effect that such legend may be removed.

Date:_______________________________	Signed: _______________________________ Print Name: _______________________________ Address: _______________________________
Date:_______________________________	Signed: _______________________________ Print Name: _______________________________ Address: _______________________________

Exhibit. A

Exhibit A-1

For Individual Investors Only:

1.          A person who has an individual net worth, or combined net worth (with his or her spouse) who has, in excess of $1,000,000.  For purposes of this question, “net worth” means the excess of total assets at fair market value, including all real property except the investor’s primary residence, home furnishings and automobiles, over total liabilities. For purposes of calculating “net worth”, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this investment letter, other than as a result of the acquisition of the primary residence, the amount of that increase in indebtedness shall be included as a liability.

2a. A person who had individual income (exclusive of any income attributable to the person’s spouse) of more than who has $200,000 in each of the two most recently completed years and who reasonably expects to have an individual income in excess of $200,000 this year.

2b. Alternatively, a person, who with his or her spouse, has joint income in excess of $300,000 in each applicable year.

3. A director or executive officer of the Company.

Other Investors:

4. Any bank as defined in Section 3(a)(2) of the Securities Act of 1933 (“Securities Act”) whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

Exhibit A-1

5. A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

6. An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

7. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

8. An entity in which all of the equity owners are accredited investors.

Exhibit A-1

Exhibit B
ASSIGNMENT

(To be Executed by the Holder to Effect Transfer of the Attached Warrant)

For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated: ________________________
Signed: _____________________________
Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

Dated: ________________________
Signed: _____________________________
Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

Exhibit B